UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 11, 2025

CNH EQUIPMENT TRUST 2025-A

(Exact Name of Issuing Entity as Specified in its Charter)

Issuing Entity CIK: 0002055883

CNH CAPITAL RECEIVABLES LLC

(Exact Name of Depositor as Specified in its Charter)

Depositor CIK: 0001115252

CNH INDUSTRIAL CAPITAL AMERICA LLC

(Exact Name of Sponsor as Specified in its Charter)

Sponsor CIK: 0001540092

Delaware

(State or Other Jurisdiction of Incorporation)

333-262954 333-262954-08 (Commission File Number)	39-1995297 (CNH Capital Receivables LLC) 33-6767925 (CNH Equipment Trust 2025-A) (IRS Employer Identification No.)

5729 Washington Avenue, Racine, Wisconsin (Address of Principal Executive Offices)	53406 (Zip Code)

(262) 636-6011

(Registrant’s Telephone Number, Including Area Code)

No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 8.01.	Other Events

The Registrant is filing the exhibits listed in Item 9.01(d) below in connection with the public issuance of Class A-1 Asset Backed Notes, Class A-2a Asset Backed Notes, Class A-2b Asset Backed Notes, Class A-3 Asset Backed Notes, and Class A-4 Asset Backed Notes (collectively, the “Offered Notes”) by CNH Equipment Trust 2025-A, described in the Prospectus dated March 11, 2025.

Item 9.01.	Financial Statements and Exhibits

(a)            Not applicable

(b)            Not applicable

(c)            Not applicable

(d)            Exhibits

Exhibit No.	Document Description
5.1	Opinion of Greenberg Traurig, LLP with respect to legality (including consent of such firm)

8.1	Opinion of Greenberg Traurig, LLP with respect to tax matters (including consent of such firm)

23.1	Consent of Greenberg Traurig, LLP (included in Exhibit 5.1)

23.2	Consent of Greenberg Traurig, LLP (included in Exhibit 8.1)

INDEX TO EXHIBITS

Exhibit No.	Document Description
5.1	Opinion of Greenberg Traurig, LLP with respect to legality (including consent of such firm)

8.1	Opinion of Greenberg Traurig, LLP with respect to tax matters (including consent of such firm)

23.1	Consent of Greenberg Traurig, LLP (included in Exhibit 5.1)

23.2	Consent of Greenberg Traurig, LLP (included in Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNH CAPITAL RECEIVABLES LLC, as depositor

By:	/s/ Daniel Willems Van Dijk
Name:	Daniel Willems Van Dijk
Title:	Assistant Treasurer

Dated: March 13, 2025

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